CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Large Cap Optimized Diversification ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BulletShares 2027 Corporate Bond ETF
(the “Funds”)

Supplement to the Funds’ Prospectus dated December 29, 2016 or September 27, 2017, each as supplemented from time to time.
Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, Guggenheim Funds Investment Advisors, LLC, the investment adviser for the Funds, expects to propose to the Board of Trustees (the “Board”) of Claymore Exchange-Traded Fund Trust that it approve a reorganization of each Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of each Fund would be submitted to the shareholders of the respective Fund for their approval.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement For Future Reference.

September 28, 2017	ETF-SUP-T1